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                           STI CLASSIC VARIABLE TRUST

                     Supplement dated August 9, 2004 to the
                    Statement of Additional Information dated
                    May 1, 2004, and any supplements thereto

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.


o The following information should be read in conjunction with the section called "THE ADMINISTRATOR":

     THE ADMINISTRATOR

     Effective July 26, 2004, BISYS Fund Services Ohio, Inc. serves as administrator of the Trust and is an affiliate of BISYS Fund Services, Limited Partnership, the Trust's distributor.

     GENERAL. BISYS Fund Services Ohio, Inc. (the "Administrator"), an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration and distribution services to other investment companies.

     MASTER SERVICES AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into a master services agreement (the "Master Services Agreement") effective July 26, 2004. Under the Master Services Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds' activities, and certain supplemental services in connection with the Trust's obligations under the Sarbanes-Oxley Act of 2002.

     The Master Services Agreement shall remain in effect for a period of five years until July 31, 2009, and shall continue in effect for successive one year periods subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party.

     ADMINISTRATION FEES TO BE PAID TO THE ADMINISTRATOR. Under the Master Services Agreement BISYS Fund Services Ohio, Inc. is entitled to receive an asset-based fee for administration, fund accounting and transfer agency services of 2.75 basis points (0.0275%) on the first $25 billion in aggregate net assets of all Funds, 2.25 basis points (0.0225%) on the next $5 billion in aggregate net assets of all Funds, and 1.75 basis points (0.0175%) on the aggregate net assets of all Funds over $30 billion, plus an additional class fee of $2,500 per class per annum, applicable to each additional class of shares over 145 classes of shares.


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o    The following information should be read in conjunction with the section called "THE DISTRIBUTOR":

     THE DISTRIBUTOR

     Effective July 26, 2004, BISYS Fund Services, Limited Partnership, an affiliate of BISYS Fund Services Ohio, Inc., which serves as the administrator and transfer agent to the Trust, serves as distributor to the Trust.

     The Trust and BISYS Fund Services, Limited Partnership (the "Distributor") are parties to a distribution agreement dated July 26, 2004 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.

     After the initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days written notice by either party.

o The following information should be read in conjunction with the section called "THE TRANSFER AGENT":

     THE TRANSFER AGENT

     Effective July 26, 2004, BISYS Fund Services Ohio, Inc. (the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent to the Trust. As part of its transfer agency services, the Transfer Agent processes shareholder transactions and provides shareholder information services, compliance reporting, and anti-money laundering services. The Transfer Agent maintains the Trust's records in connection with these services.



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o    Effective July 26, 2004, the following replaces the second paragraph under the heading "TRUSTEES AND OFFICERS OF THE TRUST":

     MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.


o Effective July 26, 2004, the following replaces information under the sub-section "TRUST OFFICERS" located under the heading "TRUSTEES AND OFFICERS OF THE TRUST":

     TRUST OFFICERS. The executive officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each executive officer is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The officers of the Trust may also serve as officers to one or more mutual funds for which BISYS Fund Services or its affiliates act as administrator, distributor or transfer agent. None of the officers receive compensation from the Trust for their services.

     R. JEFFREY YOUNG (DOB 08/22/64) - President - Senior Vice President, Relationship Management, BISYS Fund Services since April 2002. Vice President, Client Services, BISYS Fund Services from May 1997 to April 2002.

     BRYAN C. HAFT (DOB 01/23/65) - Treasurer and Chief Financial Officer - Vice President, Financial Administration, BISYS Fund Services since July 2000. Director, Administration Services, BISYS Fund Services from May 1998 to July 2000.

     DEBORAH A. LAMB (DOB 10/02/52) - Vice President and Assistant Secretary - 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 - Chief Compliance Officer and Vice President of Trusco Capital Management, Inc. since March 2003 and President of Investment Industry Consultants, LLC since June 2000. Director of Compliance at INVESCO, Inc. from March 1995 to June 2000.

     KATHLEEN LENTZ (DOB 04/09/60) - Vice President and Assistant Secretary - 303 Peachtree Center Avenue, Suite 340, Atlanta, Georgia 30308 - Vice President and Manager of Special Entities in Financial Intelligence Unit of SunTrust Bank since 2002. Vice President of the Third Party Mutual Funds Unit of SunTrust Bank from 1996 to 2002.

     ALAINA V. METZ (DOB 04/07/67) - Assistant Secretary - Vice President, Blue Sky Compliance, BISYS Fund Services since January 2002. Chief Administrative Officer, Blue Sky Compliance at BISYS Fund Services from June 1995 to January 2002.

     JULIE M. POWERS (DOB 10/08/67) - Assistant Secretary - Senior Paralegal, Legal Services, BISYS Fund Services since June 2000. Paralegal of Phillips, Lytle, Hitchcock, Blaine & Huber LLP from March 1998 to June 2000.



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     TRACI THELEN (DOB 02/14/73) - Secretary - Counsel, Legal Services, BISYS
     Fund Services since July 2004. General Counsel of ALPS Mutual Funds Services, Inc., from May 2002 to July 2004, after serving as Associate Counsel from October 1999 to May 2002.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.






                                                                STISPVAR 7/04



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